Pacific Select Fund
Exhibit 77O


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PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 9/30/06

				Comparable Securities
				Securities
				Purchased	(1)		(2)		(3)

(1)	Name of Issuer          BellSouth	Comcast		Telecom Italia 	N/A
								Capital
(2)	Description of
	Security (name,
	coupon, maturity,
	subordination, common
	stock, etc.)		BLS FRN August 	CMCSA Floating 	TITIM 7.20% 	N/A
				15, 2008	Rate Notes 	July 18, 2036
						July 14, 2009
(3)	Date of Purchase	8/2/06		7/11/06		7/11/06		N/A
(4)	Unit Price		100%		100%		99.44%		N/A
(5)	Current Yield		5.260%		5.370%		7.009%		N/A
(6)	Yield to Maturity	5.380%		5.370%		7.038%		N/A
(7)	Principal Amount of
	Total Offering		$1,200,000,000	$1,250,000,000	994,400,000	N/A
(8)	Underwriting Spread	$0.18		$0.35		$0.88		N/A


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 9/30/06

Comparable Securities
				Securities
				Purchased	(1)		(2)		(3)

(9)	Names of Underwriters 	Goldman, Sachs  Lehman Brothers,Credit Suisse, 	N/A
	(prospectus may be 	& Co., 		Morgan Stanley, JPMorgan,
	attached)		JPMorgan, 	RBS Greenwich	Lehman Brothers,
				Barclays 	Capital, Banc 	Merrill Lynch
				Capital,Lehman 	of America,	& Co., Morgan
				Brothers, 	Barclays 	Stanley
				Morgan Stanley, Capital, BNP
				RBS Greenwich 	PARIBAS,
				Capital, 	Citigroup,
				Wachovia 	Daiwa
				Securities, 	Securities
				The Williams 	America Inc.,
				Capital Group 	Deutsch Bank
				L.P.		Securities,
						Goldman, Sachs
						& Co., JPMorgan,
						LaSalle Capital
						Markets, Lazard
						Capital Markets,
						Merrill Lynch &
						Co., UBS
						Investment Bank,
						Wachovia
						Securities, BNY
						Capital Markets,
						Inc., SunTrust
						Robinson Humphrey,
						Guzman & Company,
						Cabrera Capital
						Markets, Inc.,
						Ramirez & Co.,
						Inc., The Williams
						Capital Group, L.P.,
						Loop Capital
						Markets, LLC

(10)	Years of Continuous
	Operation		3 years +	N/A		N/A		N/A
(11)	Dollar Amount of
	Purchase		$117,200,000	$77,050,000	$48,462,084	N/A


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 9/30/06

						Comparable Securities
				Securities
				Purchased	(1)		(2)		(3)

(12)	% of Offering Purchased
	by Fund			0.59%		0.57%		0.22%		N/A
(13)	% of Offering Purchased
	by Associated Accounts	6.23%		18.34%		3.30%		N/A
(14)	Sum of (12) and (13)	6.82%		18.91%		3.52%		N/A
(15)	% of Fund Assets
	Applied to Purchase	9.77%		6.16%		4.87%		N/A
(16)	Name(s) of Underwriter
	(s) or Dealer(s) from
	whom Purchased		Goldman, 	Lehman Brothers Lehman 		N/A
				Sachs & Co.	Inc.		Brothers Inc.
(17)	Is Portfolio Manager
	a Manager or Co-Manager
	in Offering?		Manager		Co-Manager	Co-Manager	N/A


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 9/30/06


Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

 	In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under
"Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.


Date: October 16, 2006			Signed:	/s/: MADALINA DUTA
					Name:	Madalina Duta
 					Title:  Regulatory Reporting Manager



PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 9/30/06

						Comparable Securities
				Securities
				Purchased	(1)		(2)		(3)
(1)	Name of Issuer          Comcast		Telecom Italia 	BellSouth	N/A
						Capital
(2)	Description of
	Security (name, coupon,
	maturity,
	subordination, common
	stock, etc.)		CMCSA Floating 	TITIM 7.20% 	BLS FRN 	N/A
				Rate Notes 	July 18, 2036	August 15, 2008
				July 14, 2009
(3)	Date of Purchase	7/11/06		7/11/06		8/2/06		N/A
(4)	Unit Price		100%		99.44%		100%		N/A
(5)	Current Yield		5.370%		7.009%		5.260%		N/A
(6)	Yield to Maturity	5.370%		7.038%		5.380%		N/A
(7)	Principal Amount of
	Total Offering		$1,250,000,000	$994,400,000	$1,200,000,000	N/A
(8)	Underwriting Spread	$0.35		$0.88		$0.18		N/A


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 9/30/06

						Comparable Securities
				Securities
				Purchased	(1)		(2)		(3)

(9)	Names of Underwriters 	Lehman Brothers	Credit Suisse,  Goldman, Sachs  N/A
	(prospectus may be 	, Morgan  	JPMorgan, 	& Co., JPMorgan,
	attached)		Stanley,RBS 	Lehman 		Barclays Capital,
				Greenwich 	Brothers, 	Lehman Brothers,
				Capital, Banc 	Merrill Lynch 	Morgan Stanley,
				of America, 	& Co.,		RBS Greenwich
				Barclays 	Morgan Stanley	Capital,
				Capital, BNP 			Wachovia
				PARIBAS, 			Securities,
				Citigroup, 			The Williams
				Daiwa 				Capital Group L.P.
				Securities
				America Inc.,
				Deutsch Bank
				Securities,
				Goldman, Sachs
				& Co.,
				JPMorgan,
				LaSalle Capital
				Markets, Lazard
				Capital Markets,
				Merrill Lynch &
				Co., UBS
				Investment Bank,
				Wachovia
				Securities, BNY
				Capital Markets,
				Inc., SunTrust
				Robinson
				Humphrey, Guzman
				& Company,
				Cabrera Capital
				Markets, Inc.,
				Ramirez & Co.,
				Inc.,The Williams
				Capital Group,
				L.P., Loop
				Capital Markets,
				LLC
(10)	Years of Continuous
	Operation		3 years +	N/A		N/A		N/A
(11)	Dollar Amount of
	Purchase		$77,050,000	$48,462,084	$117,200,000	N/A


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 9/30/06

						Comparable Securities
				Securities
				Purchased	(1)		(2)		(3)

(12)	% of Offering Purchased
	by Fund			0.57%		0.22%		0.59%		N/A
(13)	% of Offering Purchased
	by Associated Accounts	18.34%		3.30%		6.23%		N/A
(14)	Sum of (12) and (13)	18.91%		3.52%		6.82%		N/A
(15)	% of Fund Assets
	Applied to Purchase	6.16%		4.87%		9.77%		N/A
(16)	Name(s) of Underwriter
	(s) or Dealer(s) from
	whom Purchased		Lehman 		Lehman 		Goldman, 	N/A
				Brothers Inc.	Brothers Inc.	Sachs & Co.
(17)	Is Portfolio Manager a
	Manager or Co-Manager
	in Offering?		Co-Manager	Co-Manager	Manager		N/A


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 9/30/06


Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

 	In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 1-3 Procedures.


Date: October 16, 2006			Signed:	/s/: MADALINA DUTA
					Name:	Madalina Duta
					Title:  Regulatory Reporting Manager




PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 9/30/06

						Comparable Securities
				Securities
				Purchased	(1)		(2)		(3)
(1)	Name of Issuer          Telecom Italia 	Comcast		BellSouth	N/A
				Capital
(2)	Description of 		TITIM 7.20% 	CMCSA Floating 	BLS FRN 	N/A
	Security (name, 	July 18, 2036	Rate Notes 	August 15, 2008
	coupon, maturity, 			July 14, 2009
	subordination, common
	stock, etc.)
(3)	Date of Purchase	7/11/06		7/11/06		8/2/06		N/A
(4)	Unit Price		99.44%		100%		100%		N/A
(5)	Current Yield		7.009%		5.370%		5.260%		N/A
(6)	Yield to Maturity	7.038%		5.370%		5.380%		N/A
(7)	Principal Amount of
	Total Offering		$994,000,000	$1,250,000,000	$1,200,000,000	N/A
(8)	Underwriting Spread	$0.88		$0.35		$0.18		N/A


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 9/30/06

						Comparable Securities
				Securities
				Purchased	(1)		(2)		(3)
(9)	Names of Underwriters 	Credit Suisse,	Lehman Brothers	Goldman, Sachs 	N/A
	(prospectus may be 	JPMorgan, 	,Morgan Stanley	& Co.,JPMorgan,
	attached)	 	Lehman Brothers	,RBS Greenwich 	Barclays Capital,
				,Merrill Lynch  Capital,Banc of Lehman Brothers,
				& Co., Morgan 	America, 	Morgan Stanley,
				Stanley	   	Barclays 	RBS Greenwich
						Capital, BNP 	Capital,
						PARIBAS, 	Wachovia
						Citigroup, 	Securities,
						Daiwa 		The Williams
						Securities  	Capital Group
						America Inc.,	L.P.
						Deutsch Bank
						Securities,
						Goldman, Sachs
						& Co., JPMorgan,
						LaSalle Capital
						Markets, Lazard
						Capital Markets,
						Merrill Lynch &
						Co., UBS
						Investment Bank,
						Wachovia
						Securities, BNY
						Capital Markets,
						Inc., SunTrust
						Robinson
						Humphrey, Guzman
						& Company, Cabrera
						Capital Markets,
						Inc., Ramirez &
						Co., Inc., The
						Williams Capital
						Group, L.P., Loop
						Capital Markets,
						LLC
(10)	Years of Continuous
	Operation		3 years +	N/A		N/A		N/A
(11)	Dollar Amount of
	Purchase		$48,462,084	$77,050,000	$117,200,000	N/A


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 9/30/06

						Comparable Securities
				Securities
				Purchased	(1)		(2)		(3)

(12)	% of Offering Purchased
	by Fund			0.22%		0.57%		0.59%		N/A
(13)	% of Offering Purchased
	by Associated Accounts	3.30%		18.34%		6.23%		N/A
(14)	Sum of (12) and (13)	3.52%		18.91%		6.82%		N/A
(15)	% of Fund Assets
	Applied to Purchase	4.87%		6.16%		9.77%		N/A
(16)	Name(s) of Underwriter
	(s) or Dealer(s) from
	whom Purchased		Lehman Brothers Lehman Brothers Goldman, 	N/A
				Inc.		Inc.		Sachs & Co.
(17)	Is Portfolio Manager a 	Co-Manager	Co-Manager	Manager		N/A
	Manager or Co-Manager
	in Offering?


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 9/30/06
Report Pursuant to Rule 10f-3

Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

 	In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.



Date: October 16, 2006			Signed:	/s/: MADALINA DUTA
					Name:	Madalina Duta
					Title:  Regulatory Reporting Manager


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 9/30/06

						Comparable Securities
				Securities
				Purchased	(1)		(2)		(3)
(1)	Name of Issuer          FPL Group 	National Grid 	N/A		N/A
				Capital		plc
(2)	Description of Security FPL 6.35% 	NGGLN 6.30% 	N/A		N/A
	(name, coupon, 		October 1, 	August 1,
	maturity, 		2006		2016
	subordination, common
	stock, etc.)
(3)	Date of Purchase	9/13/06		7/19/06		N/A		N/A
(4)	Unit Price		99.872%		99.785%		N/A		N/A
(5)	Current Yield		5.791%		6.123%		N/A		N/A
(6)	Yield to Maturity	5.874%		5.904%		N/A		N/A
(7)	Principal Amount of
	Total Offering		$349,552,000	$997,850,000	N/A		N/A
(8)	Underwriting Spread	$1.25		$0.45		N/A		N/A


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 9/30/06

Comparable Securities
				Securities
				Purchased	(1)		(2)		(3)

(9)	Names of Underwriters 	Banc of America	Citigroup, 	N/A		N/A
	(prospectus may be 	Securities LLC,	JPMorgan,
	attached)	 	Credit Suisse, 	Merrill Lynch
				JPMorgan, 	& Co., Commerzbank
				Lehman Brothers	Corporates &
				,Merrill Lynch  Markets, Dresdner
				& Co., ABN AMRO Kleinwort
				Incorporated, 	Wasserstein
				Barclays 	Securities LLC,
				Capital, 	ING Financial
				Calyon 		Market,
				Securities 	Mitsubishi UFJ
				(USA), KeyBanc 	Securities
				Capital Markets International plc,
				,Lazard Capital Societe Generale
				Markets, RBS 	Corporate &
				Greenwich 	Investment Banking
				Capital,
				Scotia Capital
(10)	Years of Continuous
	Operation		3 years +	N/A		N/A		N/A
(11)	Dollar Amount of
	Purchase		$10,391,682	$50,925,275	N/A		N/A
(12)	% of Offering Purchased
	by Fund			0.11%		0.17%		N/A		N/A
(13)	% of Offering Purchased
	by Associated Accounts	2.06%		2.70%		N/A		N/A
(14)	Sum of (12) and (13)	2.17%		2.87%		N/A		N/A
(15)	% of Fund Assets
	Applied to Purchase	2.97%		5.10%		N/A		N/A
(16)	Name(s) of
	Underwriter(s) or
	Dealer(s) from whom
	Purchased		Merrill Lynch 	Citigroup 	N/A		N/A
				& Co.		Global Markets
(17)	Is Portfolio Manager a
	Manager or Co-Manager
	in Offering?		Manager		Manager		N/A		(b)NN/A



PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 9/30/06


Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

 	In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.



Date: October 16, 2006			Signed:	/s/: MADALINA DUTA
					Name:	Madalina Duta
					Title:  Regulatory Reporting Manager


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 9/30/06

						Comparable Securities
				Securities
				Purchased	(1)		(2)		(3)
(1)	Name of Issuer          National 	FPL Group
				Grid plc	Capital		N/A		N/A

(2)	Description of
	Security 		NGGLN 6.30% 	FPL 6.35% 	N/A		N/A
	(name, coupon, 		August 1, 2016	October 1, 2006
	maturity, subordination,
	common stock, etc.)
(3)	Date of Purchase	7/19/06		9/13/06		N/A		N/A
(4)	Unit Price		99.785%		99.872%		N/A		N/A
(5)	Current Yield		6.123%		5.791%		N/A		N/A
(6)	Yield to Maturity	5.904%		5.874%		N/A		N/A
(7)	Principal Amount of
	Total Offering		$997,850,000	$349,552,000	N/A		N/A
(8)	Underwriting Spread	$0.45		$1.25		N/A		N/A

PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 9/30/06

						Comparable Securities
				Securities
				Purchased	(1)		(2)		(3)

(9)	Names of Underwriters
	(prospectus may be 	Citigroup,	Banc 		N/A		N/A
	attached)		JPMorgan, 	of America
				Merrill Lynch 	Securities
				& Co., 		LLC, Credit
				Commerzbank 	Suisse,
				Corporates & 	JPMorgan,
				Markets, 	Lehman
				Dresdner 	Brothers,
				Kleinwort 	Merrill Lynch
				Wasserstein 	& Co.,ABN AMRO
				Securities 	Incorporated,
				LLC, ING 	Barclays
				Financial 	Capital,
				Market, 	Calyon Securities
				Mitsubishi 	(USA), KeyBanc
				UFJ Securities 	Capital
				International 	Markets, Lazard
				plc, Societe 	Capital Markets,
				Generale 	RBS Greenwich
				Corporate & 	Capital, Scotia
				Investment 	Capital
				Banking
(10)	Years of Continuous
	Operation		3+ years	N/A		N/A		N/A
(11)	Dollar Amount of
	Purchase		$50,925,275	$10,391,682	N/A		N/A
(12)	% of Offering
	Purchased by Fund	0.17%		0.11%		N/A		N/A
(13)	% of Offering
	Purchased by
	Associated Accounts	2.70%		2.06%		N/A		N/A
(14)	Sum of (12) and (13)	2.87%		2.17%		N/A		N/A


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 9/30/06

						Comparable Securities
				Securities
				Purchased	(1)		(2)		(3)

(15)	% of Fund Assets
	Applied to Purchase	5.10%		2.97%		N/A		N/A
(16)	Name(s) of
	Underwriter(s)
	or Dealer(s) from whom 	Citigroup 	Merrill Lynch 	N/A		N/A
	Purchased 		Global Markets	& Co.
(17)	Is Portfolio Manager
	a Manager or Co-Manager
	in Offering?		Manager		Manager		N/A		N/A


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 9/30/06


Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

 	In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.




Date: October 16, 2006			Signed:	/s/: MADALINA DUTA
					Name:	Madalina Duta
					Title:  Regulatory Reporting Manager


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 9/30/06

						Comparable Securities
				Securities
				Purchased	(1)		(2)		(3)
(1)	Name of Issuer          Ford Credit 	HSBC Automotive Harley-Davidson	N/A
				Auto Owner 	Trust (USA) 	Motorcycle
				Trust 2006-B	2006-2		Trust 								2006-3
(2)	Description of
	Security 		FORDO 2006-B 	HAT 2006-2 A2	HDMOT
	(name, coupon, 		2006-3 A2	A2A 5.42%
	maturity, 		5.61% 		5.42%
	subordination, 		July 15,	June 17,	February 15,
	common stock, etc.)	2009	 	2009	 	2010		N/A
(3)	Date of Purchase	8/22/06		7/18/06		8/17/06		N/A
(4)	Unit Price		99.991%		99.992%		99.999%		N/A
(5)	Current Yield		5.480%		5.538%		5.481%		N/A
(6)	Yield to Maturity	5.740%		5.538%		5.481%		N/A
(7)	Principal Amount of
	Total Offering		$470,000,000	$229,100,000	$228,000,000	N/A
(8)	Underwriting Spread	$0.13		$0.21		$0.14		N/A


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 9/30/06

						Comparable Securities
				Securities
				Purchased	(1)		(2)		(3)
(9)	Names of Underwriters
	(prospectus may be
	attached)		Credit Suisse, 	HSBC, Barclays	Citigroup, ABN 	N/A
				JPMorgan, RBS 	Capital, Credit	AMRO
				Greenwich 	Suisse, 	Incorporated,
				Capital, 	JPMorgan	Wachovia
				Calyon 				Securities, BNP
				Securities 			Paribas,
				(USA), HSBC	 	 	JPMorgan
(10)	Years of Continuous
	Operation		3 years +	N/A		N/A		N/A
(11)	Dollar Amount of
	Purchase		$69,993,735	$50,595,952	$25,000,000	N/A
(12)	% of Offering
	Purchased by Fund	1.35%		0.49%		5.01%		N/A
(13)	% of Offering
	Purchased by
	Associated Accounts	18.88%		17.09%		17.92%		N/A
(14)	Sum of (12) and (13)	20.23%		17.58%		22.93%		N/A
(15)	% of Fund Assets
	Applied to Purchase	14.89%		22.09%		10.96%		N/A
(16)	Name(s) of
	Underwriter(s) or
	Dealer(s)
	from whom Purchased	Credit Suisse 	HSBC 		Citigroup	N/A
				First Boston	Securities Inc.	Global 								Markets
(17)	Is Portfolio Manager
	a Manager or
	Co-Manager in
	Offering?		Co-Manager	Co-Manager	Co-Manager	N/A


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 9/30/06


Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

 	In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.


Date: October 16, 2006			Signed:	/s/: MADALINA DUTA
					Name:	Madalina Duta
					Title:  Regulatory Reporting Manager


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 9/30/06

						Comparable Securities
				Securities
				Purchased	(1)		(2)		(3)
(1)	Name of Issuer          Harley-Davidson HSBC Automotive	Ford Credit 	N/A
				Motorcycle 	Trust (USA) 	Auto Owner
				Trust 2006-3	2006-2 		Trust 2006-B
(2)	Description of
	Security (name, coupon,
	maturity, subordination,
	common stock, etc.)	HDMOT 2006-3 A2 HAT 2006-2 A2 	FORDO 2006-B 	N/A
				5.42% 		5.61% June 17, 	A2A 5.42% July
				February 15, 	2009		15, 2009
				2010
(3)	Date of Purchase	8/17/06		7/18/06		8/22/06		N/A
(5)	Current Yield		5.481%		5.538%		5.480%		N/A
(6)	Yield to Maturity	5.481%		5.538%		5.740%		N/A
(7)	Principal Amount of
	Total Offering		$228,000,000	$229,100.000	$470,000,000	N/A
(8)	Underwriting Spread	$0.14		$0.21		$0.13		N/A


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 9/30/06

						Comparable Securities
				Securities
				Purchased	(1)		(2)		(3)

(9)	Names of Underwriters
	(prospectus may
	be attached)		Citigroup, ABN 	HSBC, Barclays	Credit Suisse,	N/A
				AMRO 		Capital, Credit	Greenwich Capital,
				Incorporated,	Suisse,		Calyon
				Wachovia 	JPMorgan	Securities
				Securities, 			(USA),HSBC
				BNP Paribas,
				JPMorgan
(10)	Years of Continuous
	Operation		3 years +	N/A		N/A		N/A
(11)	Dollar Amount of
	Purchase		$25,000,000	$50,595,952	$69,993,735	N/A
(12)	% of Offering
	Purchased by Fund	5.01%		0.49%		1.35%		N/A
(13)	% of Offering Purchased
	by Associated Accounts	17.92%		17.09%		18.88%		N/A
(14)	Sum of (12) and (13)	22.93%		17.58%		20.23%		N/A
(15)	% of Fund Assets
	Applied to Purchase	10.96%		22.09%		14.89%		N/A
(16)	Name(s) of
	Underwriter(s) or
	Dealer(s) from whom
	Purchased		Citigroup 	HSBC Securities	Credit		N/A
				Global Markets	Inc.		Suisse First
								Boston
(17)	Is Portfolio Manager
	a Manager or Co-Manager
	in Offering?		Co-Manager	Co-Manager   	Co-Manager	N/A


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 9/30/06


Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

 	In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.


Date: October 16, 2006			Signed:	/s/: MADALINA DUTA
					Name:	Madalina Duta										Title:  Regulatory Reporting Manager


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 9/30/06

							Comparable
							Securities
					Securities
					Purchased	(1)		(2)		(3)
(1)	Name of Issuer                 	HSBC Automotive Harley-Davidson	Ford Credit
					Trust (USA) 	 Motorcycle 	Auto Owner 	N/A
					2006-2		Trust 2006-3	Trust 2006-B	N/A
(2)	Description of Security 	HAT 2006-2 A2	HDMOT 2006-3	FORDO 2006-B
	(name, coupon, maturity, 	5.61%		A2 5.42%	A2A 5.42%
	subordination, common stock, 	June 17. 2009	February 15, 	July 15, 2009
	etc.)						2010
(3)	Date of Purchase		7/18/06		8/17/06		8/22/06		N/A
(4)	Unit Price			99.992%		99.999%		99.991%		N/A
(5)	Current Yield			5.538%		5.481%		5.480%		N/A
(6)	Yield to Maturity		5.538%		5.481%		5.740%		N/A
(7)	Principal Amount of Total
	Offering			$229,100,000	$228,000,000	$470,000,000	N/A
(8)	Underwriting Spread		$0.21		$0.14		$0.13		N/A


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 9/30/06

							Comparable
							Securities
					Securities
					Purchased	(1)		(2)		(3)

(9)	Names of Underwriters
	(prospectus may be attached)	HSBC, Barclays 	Citigroup, ABN 	Credit Suisse, 	 N/A
					Capital, 	AMRO		JPMorgan,
					Credit Suisse, 	Incorporated,	Greenwich Capital,
					JPMorgan	Wachovia 	Calyon Securities
							Securities, 	(USA), HSBC
							BNP Paribas,
							JPMorgan
(10)	Years of Continuous Operation	3 years +	N/A		N/A		N/A
(11)	Dollar Amount of Purchase	$50,595,952	$25,000,000	$69,993,735	N/A
(12)	% of Offering Purchased by Fund	0.49%		5.01%		1.35%		N/A
(13)	% of Offering Purchased by
	Associated Accounts		17.09%		17.92%		18.88%		N/A
(14)	Sum of (12) and (13)		17.58%		22.93%		20.23%		N/A
(15)	% of Fund Assets Applied to
	Purchase			22.09%		10.96%		14.89%		N/A
(16)	Name(s) of Underwriter(s) or
	Dealer(s) from whom Purchased	HSBC 		Citigroup 	Credit 		N/A
					Securities Inc.	Global Markets	Suisse First
									Boston
(17)	Is Portfolio Manager a
	Manager or Co-Manager in
	Offering?			Co-Manager	Co-Manager	Co-Manager	N/A


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 9/30/06


Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

 	In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.




Date: October 16, 2006			Signed:	/s/: MADALINA DUTA
					Name:	Madalina Duta
					Title:  Regulatory Reporting Manager


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 9/30/06

							Comparable
							Securities
					Securities
					Purchased	(1)		(2)		(3)
(1)	Name of Issuer                  Dominion 	American 	N/A		N/A
					Resources, Inc.	Express Company	N/A		N/A
(2)	Description of Security 	D Floating Rate AXP 6.80%
	(name, coupon, maturity, 	Notes
					September	September 1,
	subordination, common stock, 	30, 2066	2066
	etc.)
(3)	Date of Purchase		9/26/06		7/27/06		N/A		N/A
(4)	Unit Price			99.831%		99.706%		N/A		N/A
(5)	Current Yield			7.354%		6.875%		N/A		N/A
(6)	Yield to Maturity		7.490%		6.994%		N/A		N/A
(7)	Principal Amount of Total
	Offering			$499,155,000	$747,795,000	N/A		N/A
(8)	Underwriting Spread		$1.50		$1.00		N/A		N/A


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 9/30/06

							Comparable
							Securities
					Securities
					Purchased	(1)		(2)		(3)

(9)	Names of Underwriters 		Lehman Brothers, Citigroup,	N/A		N/A
	(prospectus may be 		Morgan Stanley, Goldman, Sachs
	attached)			Goldman, Sachs 	& Co.,
					& Co., Merrill 	JPMorgan,
					Lynch & Co., 	Credit
					Wachovia 	Suisse,
					Securities, 	Deutsche Bank,
					Barclays  	Wachovia
					Capital,	Securities
					Citigroup,
					JPMorgan
(10)	Years of Continuous Operation	3 years +	N/A		N/A		N/A
(11)	Dollar Amount of Purchase	$41,794,248	$15,768,504	N/A		N/A
(12)	% of Offering Purchased by Fund	0.21%		0.13%		N/A		N/A
(13)	% of Offering Purchased by
	Associated Accounts		2.45%		2.52%		N/A		N/A
(14)	Sum of (12) and (13)		2.66%		2.65%		N/A		N/A
(15)	% of Fund Assets Applied to
	Purchase			8.37%		2.11%		N/A		N/A
(16)	Name(s) of Underwriter(s) or
	Dealer(s) from whom Purchased	Lehman 		Citigroup 	N/A		N/A
					Brothers	Global Markets
(17)	Is Portfolio Manager a Manager
	or Co-Manager in Offering?	Co-Manager	Co-Manager	N/A		N/A


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 9/30/06


Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

 	In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.


Date: October 16, 2006			Signed:	/s/: MADALINA DUTA
					Name:	Madalina Duta
					Title:  Regulatory Reporting Manager






PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 9/30/06

								Comparable
								Securities
						Securities
						Purchased	(1)		(2)		(3)
(1)	Name of Issuer                        	American 	Dominion	N/A		N/A
						Express Company	Resources, Inc.
(2)	Description of Security (name, coupon, 	AXP 6.80% 	Floating Rate 	N/A		N/A
	maturity, subordination, common stock, 	September 1, 	Notes
	etc.)					2066		September 30,
								2066
(3)	Date of Purchase			7/27/06		9/26/06		N/A		N/A
(4)	Unit Price				99.706%		99.831%		N/A		N/A
(5)	Current Yield				6.875%		7.354%		N/A		N/A
(6)	Yield to Maturity			6.994%		7.490%		N/A		N/A
(7)	Principal Amount of Total Offering	$747,795,000	$499,155,000	N/A		N/A
(8)	Underwriting Spread			$1.00		$1.50		N/A		N/A



PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 9/30/06

								Comparable
								Securities
						Securities
						Purchased	(1)		(2)		(3)
(9)	Names of Underwriters (prospectus 	Citigroup, 	Lehman Brothers,N/A		N/A
	may be attached)			Goldman, Sachs 	Morgan Stanley,
						& Co., 		Goldman, Sachs
						JPMorgan,	& Co.,
						Credit 		Merrill Lynch &
						Suisse, 	Co., Wachovia
						Deutsche Bank, 	Securities,
						Wachovia 	Barclays Capital,
						Securities	Citigroup, JPMorgan
(10)	Years of Continuous Operation		3+ years	N/A		N/A		N/A
(11)	Dollar Amount of Purchase		$15,768,504	$41,794,248	N/A		N/A
(12)	% of Offering Purchased by Fund		0.13%		0.21%		N/A		N/A
(13)	% of Offering Purchased by Associated
	Accounts				2.52%		2.45%		N/A		N/A
(14)	Sum of (12) and (13)			2.65%		2.66%		N/A		N/A
(15)	% of Fund Assets Applied to Purchase	2.11%		8.37%		N/A		N/A
(16)	Name(s) of Underwriter(s) or Dealer(s) 	Citigroup 	Lehman
	from whom Purchased			Global Markets	Brothers	N/A		N/A
(17)	Is Portfolio Manager a Manager or
	Co-Manager in Offering?			Co-Manager	Co-Manager	N/A		N/A

PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 9/30/06


Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

 	In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.


Date: October 16, 2006			Signed:	/s/: MADALINA DUTA
					Name:	Madalina Duta										Title:     Regulatory Reporting Manager




PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 9/30/06

								Comparable
								Securities
					Securities
					Purchased		(1)		(2)	(3)
(1)	Name of Issuer                  FedEx Corporation	Comcast Corp.	N/A	N/A
(2)	Description of Security 	FDX FRN 		CMSCA Floating
	(name, coupon, maturity, 	August 8, 2007		Rule Rate Notes
	subordination, common stock,				July 14, 2009	N/A	N/A
	etc.)
(3)	Date of Purchase		8/03/06			7/11/06		N/A	N/A
(4)	Unit Price			100%			100%		N/A	N/A
(5)	Current Yield			5.57%			5.37%		N/A	N/A
(6)	Yield to Maturity		5.57%			5.35%		N/A	N/A
(7)	Principal Amount of Total
	Offering			$500,000,000		$1,250,000,000	N/A	N/A
(8)	Underwriting Spread		$0.10			$0.35		N/A	N/A




PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 9/30/06

								Comparable
								Securities
					Securities
					Purchased		(1)		(2)	(3)
(9)	Names of Underwriters 		Citigroup, Merrill	Lehman Brothers,N/A	N/A
	(prospectus may be attached)	Lynch & Co., JPMorgan, 	Morgan Stanley,
					SunTrust Robinson 	RBS
					Humphrey, Daiwa 	Greenwich Capital,
					Securities America 	Capital,
					Inc., KBC Financial 	Banc of America,
					Products, KeyBanc 	Barclays Capital,
					Capital Markets, RBS 	BNP PARIBAS,
					Greenwich Capital, 	Citigroup,
					Scotia Capital	   	Daiwa Securities
								America Inc.,
								Deutsch Bank
								Securities,
								Goldman, Sachs &
								Co., JPMorgan,
								LaSalle Capital
								Markets, Lazard
								Capital Markets,
								Merrill Lynch &
								Co., UBS Investment
								Bank, Wachovia
								Securities, BNY
								Capital Markets,
								Inc., SunTrust
								Robinson Humphrey,
								Guzman & Company,
								Cabrera Capital
								Markets, Inc.,
								Ramirez & Co., Inc.,
								The Williams Capital
								Group, L.P., Loop
								Capital Markets, LLC
(10)	Years of Continuous Operation	3+ years		N/A		N/A	N/A
(11)	Dollar Amount of Purchase	$58,175,000		$77,050,000	N/A	N/A
(12)	% of Offering Purchased by Fund	2.26%			0.57%		N/A	N/A



PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 9/30/06

								Comparable
								Securities
					Securities
					Purchased		(1)		(2)	(3)

(13)	% of Offering Purchased by
	Associated Accounts		9.30%			18.34%		N/A	N/A
(14)	Sum of (12) and (13)		11.56%			18.91%		N/A	N/A
(15)	% of Fund Assets Applied to
	Purchase			11.64%			6.16%		N/A	N/A
(16)	Name(s) of Underwriter(s) or
	Dealer(s) from whom Purchased	BA Securities 		Lehman 		N/A	N/A
					Incorporated		Brothers Inc.
(17)	Is Portfolio Manager a Manager
	or Co-Manager in Offering?	Co-Manager		Co-Manager	N/A	N/A




PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 9/30/06


Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

 	In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: October 16, 2006			Signed:	/s/: MADALINA DUTA
					Name:	Madalina Duta
					Title:  Regulatory Reporting Manager



PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 9/30/06

								Comparable
								Securities
					Purchased		(1)		(2)		(3)
(1)	Name of Issuer                  Ras Laffan Natural Gas 	Asthead Capital N/A		N/A
					Limited (3)		Inc.
(2)	Description of Security (name, 	RASGAS 5.832% 		AHTLN 9.00%	N/A		N/A
	coupon, maturity, 		September 30,		August 15, 2016
	subordination, common stock, 	2016 144A		144A
	etc.)
(3)	Date of Purchase		9/20/06			8/1/06		N/A		N/A
(4)	Unit Price			100%			100%		N/A		N/A
(5)	Current Yield			5.832%			9.000%		N/A		N/A
(6)	Yield to Maturity		5.918%			7.796%		N/A		N/A
(7)	Principal Amount of Total
	Offering			$750,000,000		$500,000,000	N/A		N/A
(8)	Underwriting Spread		$0.25			$2.00		N/A		N/A



PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 9/30/06

								Comparable
								Securities
					Securities
					Purchased		(1)			(2)	(3)
(9)	Names of Underwriters
	(prospectus may be attached)	Goldman, Sachs & Co., 	Citigroup, 		N/A	N/A
					Lehman Brothers		Deutsche Bank
								Securities Inc.,
								UBS Securities LLC
(10)	Years of Continuous Operation	3+ years		N/A			N/A	N/A
(11)	Dollar Amount of Purchase	$58,745,000		$5,000,000		N/A	N/A
(12)	% of Offering Purchased by
	Fund				0.23%			N/A			N/A	N/A
(13)	% of Offering Purchased by
	Associated Accounts		4.90%			N/A			N/A	N/A
(14)	Sum of (12) and (13)		5.13%			N/A			N/A	N/A
(15)	% of Fund Assets Applied to
	Purchase			7.83%			N/A			N/A	N/A
(16)	Name(s) of Underwriter(s) or
	Dealer(s) from whom Purchased	Lehman Brothers		N/A			N/A	N/A
(17)	Is Portfolio Manager a Manager
	or Co-Manager in Offering?	Co-Manager		Co-Manager		N/A	N/A



PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 9/30/06


Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

 	In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.


Date: October 16, 2006			Signed:	/s/: MADALINA DUTA
					Name:	Madalina Duta										Title:  Regulatory Reporting Manager


PACIFIC SELECT FUND- Mid-Cap Value Portfolio
Report Pursuant to Rule 10f-3

						Comparable
						Securities
				Securities
				Purchased	(1)		(2)		(3)
(1)	Name of Issuer   	OneBeacon 	Allegiant 	Sealy Corp.	CPI
				Insurance Group Travel Company		        International
				Ltd.						Inc.
(2)	Description of
	Security 		Common Stock	Common Stock	Common Stock	Common
	(name, coupon, maturity, 						Stock
	subordination, common
	stock, etc.)
(3)	Date of Purchase	November 8, 	December 7, 	April 6,  	April 28,
				2006		2006		2006		2006
(4)	Unit Price		$25		$18		$16		$18
(5)	Current Yield
 	(as of 12/31/06)	N/A		N/A		N/A		N/A
(6)	Yield to Maturity	N/A		N/A		N/A		N/A
(7)	Principal Amount of
	Total Offering		$600,000,000	$90,000,000	$448,000,000	$127,059,660
(8)	Underwriting Spread	$1.44		$1.26		$1.04		$1.26


PACIFIC SELECT FUND- Mid-Cap Value Portfolio
Report Pursuant to Rule 10f-3
						Comparable
						Securities
				Securities
				Purchased	(1)		(2)		(3)
(9)	Names of Underwriters
	(prospectus may be
	attached)		Lehman Brothers	Merrill Lynch	Citigroup	UBS
				Inc., Banc	& Co.		Global		Securities
				of America	Bear, Stearns	Markets Inc.	LLC
				Securities	& Co.,		Goldman, Sachs	Bear,
				LLC, Merrill	Raymond James	& Co.,		Stearns
				Lynch, Pierce,	& Associates	J.P. Morgan	& Co.
				Fenner & Smith			Securities	Wachovia
				Incorporated,			Inc., Banc	Capital
				Deutsche Bank			of America	Markets,
				Securities Inc.,		Securities	LLC,
				J.P. Morgan			LLC		Banc of
				Securities Inc.,		Wachovia	America
				Cochran				Capital		Securities
				Caronia Waller			Markets, LLC,	LLC
				Securities LLC,			Lehman Brothers
				Dowling & Partners		Inc., SunTrust
				Securities, LLC			Capital
				Fox-Pitt, Kelton		Markets, Inc.
				Incorporated,			Ferris, Baker
				Janney Montgomery		Watts,
				Scott LLC,			Incorporated
				Keefe, Bruyette &
				Woods, Inc.,
				Sandler O'Neill &
				Partners, L.P.,
				HSBC Securities
				(USA) Inc.,
				Wachovia Capital
				Markets, LLC
				BNY Capital Markets
				LLC, PNC Capital
				Markets, Inc.
(10)	Years of Continuous
	Operation		At least	N/A		N/A		N/A
				3 years
(11)	Dollar Amount of
	Purchase		$18,255,000	N/A		N/A		N/A
(12)	% of Offering Purchased
	by Fund			3.043%		N/A		N/A		N/A
(13)	% of Offering Purchased
	by Associated Accounts	.0446%		N/A		N/A		N/A
(14)	Sum of (12) and (13)	3.088%		N/A		N/A		N/A
(15)	% of Fund Assets
	Applied to Purchase	.480%		N/A		N/A		N/A
(16)	Name(s) of 		Lehman Brothers N/A		N/A		N/A
	Underwriter(s) or
	Dealer(s) from whom
	Purchased
(17)	Is Portfolio Manager a
	Manager or Co-Manager
	in Offering?		Yes (Lazard	N/A		N/A		N/A
				Capital Markets)



PACIFIC SELECT FUND- Mid-Cap Value Portfolio
Report Pursuant to Rule 10f-3

Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

 	In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under
"Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.


Date: January 25, 2007				Brian Kawakami											Chief Compliance Officer





PACIFIC SELECT FUND - Comstock Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/06

							Comparable
							Securities
				Securities
				Purchased	(1)		(2)		(3)
(1)	Name of Issuer          Saic, Inc.	Gartner		Global Cash 	Aaron Rents, Inc.
								Access
(2)	Description of Security
	(name, coupon, maturity,
	subordination, common
	stock, etc.)		Common Stock	Common Stock	Common Stock	Common Stock
(3)	Date of Purchase	10/12/2006	5/18/2006	5/25/2006	5/18/2006
(4)	Unit Price		$15.00		$14.75		$15.75		$25.75
(5)	Current Yield		N/A		N/A		N/A		N/A
(6)	Yield to Maturity	N/A		N/A		N/A		N/A
(7)	Principal Amount of
	Total Offering		$1,125,000,000	$140,125,000	$163,800,000	$103,000,000
(8)	Underwriting Spread	$0.563		$0.700		$0.750		$1.288


PACIFIC SELECT FUND - Comstock Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/06

						Comparable
						Securities
				Securities
				Purchased	(1)		(2)		(3)
(9)	Names of Underwriters 	Morgan Stanley, Goldman, Sachs 	JPMorgan,
				Bear, Stearns 	& Co., JPMorgan,Bear, Stearns 	SunTrust
				Co. Inc.,	Lehman 	& Co. 	& Co. Inc.,	Robinson
						Brothers, 	Cowen and 	Humphrey,
						Banc of America Company,	Morgan Keegan
						Securities LLC,	Deutsch Bank 	& Company, Inc.,
						Credit Suisse 	Securities,	Stifel Nicolaus,
								Banc of America Wachovia
								Securities LLC,	Securities,
								Citigroup, 	BB&T Capital
								Wachovia 	Markets
								Securities
(10)	Years of Continuous
	Operation		3 years +	N/A		N/A		N/A
(11)	Dollar Amount of
	Purchase		$741,000	N/A		N/A		N/A
(12)	% of Offering Purchased
	by Fund			0.066%		N/A		N/A		N/A
(13)	% of Offering Purchased
	by Associated Accounts	1.269%		N/A		N/A		N/A
(14)	Sum of (12) and (13)	1.335%		N/A		N/A		N/A
(15)	% of Fund Assets
	Applied to Purchase	0.05%		N/A		N/A		N/A
(16)	Name(s) of 		Bear, Stearns 	N/A		N/A		N/A
	Underwriter(s) or 	& Co. Inc.
	Dealer(s) from whom
	Purchased
(17)	Is Portfolio Manager a
	Manager or Co-Manager
	in Offering?		Yes		N/A		N/A		N/A


PACIFIC SELECT FUND - Comstock Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/06

Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

 	In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under
"Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.


Date: 1/15/07					Signed:	/s/: Jay Warwick
						Name:	Jay Warwick
						Title:  Portfolio Manager


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/06

						Comparable
						Securities
				Securities
				Purchased	(1)		(2)		(3)
(1)	Name of Issuer          MetLife, Inc.	AXA SA		N/A		N/A
(2)	Description of Security MET FRN 	AXASA FRN 	N/A		N/A
	(name, coupon, 		December 15, 	December 14,
	maturity, 		2036		2049 144A
	subordination,
	common stock, etc.)
(3)	Date of Purchase	12/14/06	12/07/06	N/A		N/A
(4)	Unit Price		$99.81		$100		N/A		N/A
(5)	Current Yield		6.345%		6.467%		N/A		N/A
(6)	Yield to Maturity	6.345%		6.467%		N/A		N/A
(7)	Principal Amount of
	Total Offering		$1,250,000,000	$750,000,000	N/A		N/A
(8)	Underwriting Spread	$1.00		$0.50		N/A		N/A


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/06

						Comparable
						Securities
				Securities
				Purchased	(1)		(2)		(3)
(9)	Names of Underwriters 	Goldman, Sachs 	Banc of America N/A		N/A
				& Co., JPMorgan,Securities LLC,
				Merrill Lynch   JPMorgan,
				& Co., HSBC	Lehman Brothers,
 						UBS Securities
(10)	Years of Continuous
	Operation		3 years +	N/A		N/A		N/A
(11)	Dollar Amount of
	Purchase		$1,023,114	$1,240,000	N/A		N/A
(12)	% of Offering Purchased
	by Fund			0.10%		0.12%		N/A		N/A
(13)	% of Offering Purchased
	by Associated Accounts	2.85%		0.71%		N/A		N/A
(14)	Sum of (12) and (13)	2.95%		0.83%		N/A		N/A
(15)	% of Fund Assets
	Applied to Purchase	2.30%		2.14%		N/A		N/A
(16)	Name(s) of 		Merrill Lynch	Banc of America	N/A		N/A
	Underwriter(s) or 	& Co.		Securities LLC
	Dealer(s) from whom
	Purchased
(17)	Is Portfolio Manager a	Manager		Manager		N/A		N/A
	Manager or Co-Manager
	in Offering?


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/06

Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

 	In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under
"Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.


Date: January 24, 2007				Signed:	/s/: MADALINA DUTA
						Name:	Madalina Duta
						Title:  Regulatory Reporting Manager




PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/06

						Comparable
						Securities
				Securities
				Purchased	(1)		(2)		(3)
(1)	Name of Issuer         	AXA SA		MetLife, Inc.	N/A		N/A
(2)	Description of Security AXASA FRN	MET FRN		N/A		N/A
	(name, coupon, 		December 14,	December 15,
	maturity, 		2049 144A	2036
	subordination,
	common stock,
	etc.)


(3)	Date of Purchase	12/07/06	12/14/06	N/A		N/A
(4)	Unit Price		$100		$99.81		N/A		N/A
(5)	Current Yield		6.467%		6.345%		N/A		N/A
(6)	Yield to Maturity	6.467%		6.345%		N/A		N/A
(7)	Principal Amount of Total
	Offering		$750,000,000	$1,250,000,000	N/A		N/A
(8)	Underwriting Spread	$0.50		$1.00		N/A		N/A


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/06

						Comparable
						Securities
				Securities
				Purchased	(1)		(2)		(3)
(9)	Names of Underwriters 	Banc of America Goldman, Sachs 	N/A		N/A
				Securities LLC, & Co., JPMorgan,
				JPMorgan, 	Merrill Lynch
				Lehman Brothers,& Co., HSBC
				UBS Securities
(10)	Years of Continuous
	Operation		3 years +	N/A		N/A		N/A
(11)	Dollar Amount of
	Purchase		$1,240,000	$1,023,114	N/A		N/A
(12)	% of Offering
	Purchased by Fund	0.12%		0.10%		N/A		N/A
(13)	% of Offering
	Purchased by
	Associated Accounts	0.71%		2.85%		N/A		N/A
(14)	Sum of (12) and (13)	0.83%		2.95%		N/A		N/A
(15)	% of Fund Assets
	Applied to Purchase	2.14%		2.30%		N/A		N/A
(16)	Name(s) of
	Underwriter(s) or
	Dealer(s) from
	whom Purchased		Banc of America	Merrill 	N/A		N/A						Securities LLC	Lynch & Co.
(17)	Is Portfolio 				Lynch
	Manager a Manager
	or Co-Manager
	in Offering?		Manager		Manager		N/A		N/A


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/06
Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

 	In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under
"Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.


Date: January 24, 2007			Signed:	/s/: MADALINA DUTA
					Name:	Madalina Duta										Title:  Regulatory Reporting Manager


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/06

						Comparable
						Securities
				Securities
				Purchased	(1)		(2)		(3)
(1)	Name of Issuer          AEP Texas 	ABX Financing 	N/A		N/A
				Central		Company
				Transition
				Funding
				II LLC
(2)	Description of
	Security 		AEPTC 5.3063%	ABXFC 6.35% 	N/A		N/A
	(name, coupon, 		July 1, 2021	October 15, 2036
	maturity, 				144A
	subordination,
	common stock,
	etc.)
(3)	Date of Purchase	10/04/06	10/04/06	N/A		N/A
(4)	Unit Price		$99.99		$99.31		N/A		N/A
(5)	Current Yield		5.307%		6.482%		N/A		N/A
(6)	Yield to Maturity	5.307%		6.506%		N/A		N/A
(7)	Principal Amount of
	Total Offering		$494,695,053	$595,860,000	N/A		N/A
(8)	Underwriting Spread	$0.34		$0.88		N/A		N/A


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/06

						Comparable
						Securities
				Securities
				Purchased	(1)		(2)		(3)
(9)	Names of Underwriters 	Credit Suisse, 	UBS Investment 	N/A		N/A
				RBS Greenwich 	Bank, Morgan
				Capital, 	Stanley
				JPMorgan
(10)	Years of Continuous
	Operation		3 years +	N/A		N/A		N/A
(11)	Dollar Amount of
	Purchase		$2,499,975	$1,186,755	N/A		N/A
(12)	% of Offering
	Purchased by Fund	0.29%		0.14%		N/A		N/A
(13)	% of Offering
	Purchased by
	Associated Accounts	0.38%		1.82%		N/A		N/A
(14)	Sum of (12) and (13)	0.67%		1.96%		N/A		N/A
(15)	% of Fund Assets
	Applied to Purchase	4.04%		10.14%		N/A		N/A
(16)	Name(s) of
	Underwriter(s) or
	Dealer(s) from whom
	Purchased		First Boston	SBC Warburg 	N/A		N/A
				Corporation	Inc.
(17)	Is Portfolio
	Manager a Manager
	or Co-Manager in
	Offering?		Manager		Co-Manager	N/A		N/A


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/06

Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

 	In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under
"Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: December 14, 2006			Signed:	/s/: MADALINA DUTA
					Name:	Madalina Duta										Title:  Regulatory Reporting Manager



PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/06

						Comparable
						Securities
				Securities
				Purchased	(1)		(2)		(3)
(1)	Name of Issuer         	ABX Financing 	AEP Texas 	N/A		N/A
				Company		Central
						Transition
						Funding II LLC
(2)	Description of 		ABXFC 6.35%	AEPTC 5.3063% 	N/A		N/A
	Security (name, 	October 15,  	July 1, 2021
	coupon, maturity,	2036 144A
	subordination,
	common stock,
	etc.)
(3)	Date of Purchase	10/04/06	10/04/06	N/A		N/A
(4)	Unit Price		$99.31		$99.99		N/A		N/A
(5)	Current Yield		6.482%		5.307%		N/A		N/A
(6)	Yield to Maturity	6.506%		5.307%		N/A		N/A
(7)	Principal Amount
	of Total Offering	$595,860,000	$494,695,053	N/A		N/A
(8)	Underwriting Spread	$0.88		$0.34		N/A		N/A


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/06

						Comparable
						Securities
				Securities
				Purchased	(1)		(2)		(3)

(9)	Names of
	Underwriters 		UBS Investment 	Credit Suisse,	N/A		N/A
				Bank, 		RBS Greenwich
				Morgan Stanley	Capital,
				JPMorgan
(10)	Years of Continuous
	Operation		3 years +	N/A		N/A		N/A
(11)	Dollar Amount of
	Purchase		$1,186,755	$2,499,975	N/A		N/A
(12)	% of Offering
	Purchased by Fund	0.14%		0.29%		N/A		N/A
(13)	% of Offering
	Purchased by
	Associated Accounts	1.82%		0.38%		N/A		N/A
(14)	Sum of (12) and (13)	1.96%		0.67%		N/A		N/A
(15)	% of Fund Assets
	Applied to Purchase	10.14%		4.04%		N/A		N/A
(16)	Name(s) of
	Underwriter(s) or
	Dealer(s) from whom
	Purchased		SBC Warburg 	First Boston 	N/A		N/A
				Inc.		Corporation
(17)	Is Portfolio Manager
	a Manager or
	Co-Manager in Offering?	Co-Manager	Manager		N/A		N/A


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/06

Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

 	In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under
"Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: December 14, 2006			Signed:	/s/: MADALINA DUTA
					Name:	Madalina Duta
					Title:  Regulatory Reporting Manager



PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/06

						Comparable
						Securities
				Securities
				Purchased	(1)		(2)		(3)
(1)	Name of Issuer          SMFG Preferred 	ABX Financing
				Capital	 	Company		N/A		N/A
(2)	Description of
	Security (name, 	SUMIBK FRN	ABXFC 6.35%	N/A		N/A
	coupon, maturity,	December 31, 	October 15, 2036
	subordination, 		2049 144A	144A
	common stock,
	etc.)
(3)	Date of Purchase	12/13/06	10/04/06	N/A		N/A
(4)	Unit Price		$100		$99.31		N/A		N/A
(5)	Current Yield		6.254%		6.482%		N/A		N/A
(6)	Yield to Maturity	6.254%		6.506%		N/A		N/A
(7)	Principal Amount
	of Total Offering	$1,650,000,000	$595,860,000	N/A		N/A
(8)	Underwriting Spread	$1.00		$0.88		N/A		N/A


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/06

						Comparable
						Securities
				Securities
				Purchased	(1)		(2)		(3)
(9)	Names of Underwriters 	Daiwa 		UBS Investment	N/A		N/A
				Securities 	Bank,
				SMBC 	 	Morgan Stanley
				Europe Ltd.,
				Goldman,
				Sachs & Co.,
				Merrill Lynch
				& Co., Morgan
				Stanley
(10)	Years of Continuous
	Operation		3 years +	N/A		N/A		N/A
(11)	Dollar Amount of
	Purchase		$2,105,000	$1,186,755	N/A		N/A
(12)	% of Offering
	Purchased by Fund	0.21%		0.14%		N/A		N/A
(13)	% of Offering
	Purchased by
	Associated Accounts	4.51%		1.82%		N/A		N/A
(14)	Sum of (12) and (13)	4.72%		1.96%		N/A		N/A
(15)	% of Fund Assets
	Applied to
	Purchase		4.39%		10.14%		N/A		N/A
(16)	Name(s) of
	Underwriter(s) or
	Dealer(s) from
	whom Purchased		Goldman, 	SBC Warburg 	N/A		N/A
				Sachs & Co.	Inc.
(17)	Is Portfolio Manager
	a Manager or Co-Manager
	in Offering?		Co-Manager	Co-Manager	N/A		N/A


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/06

Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

 	In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under
"Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: January 14, 2007			Signed:	/s/: MADALINA DUTA
					Name:	Madalina Duta										Title:  Regulatory Reporting Manager


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/06

						Comparable
						Securities
				Securities
				Purchased	(1)		(2)		(3)
(1)	Name of Issuer          ITC Holdings 	General 	N/A		N/A
				Corp.	 	Electric
						Capital
						Corporation
(2)	Description of
	Security (name,
	coupon, maturity,
	subordination,
	common stock, etc.)	ITC 6.375%	GEF 5.41%	N/A		N/A
				September 30, 	October 26,
				2036 		2009
				144A
(3)	Date of Purchase	10/04/06	10/23/06	N/A		N/A
(4)	Unit Price		$99.91		$100		N/A		N/A
(5)	Current Yield		6.394%		5.360%		N/A		N/A
(6)	Yield to Maturity	6.399%		5.360%		N/A		N/A
(7)	Principal Amount
	of Total Offering	$254,770,500	$1,250,000.000	N/A		N/A
(8)	Underwriting Spread	$0.88		$0.15		N/A		N/A


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/06

						Comparable
						Securities
				Securities
				Purchased	(1)		(2)		(3)

(9)	Names of Underwriters 	Credit Suisse, 	J.P. Morgan 	N/A		N/A
				Lehman Brothers	Securities
						Inc., Lehman
						Brothers
(10)	Years of Continuous
	Operation		3 years +	N/A		N/A		N/A
(11)	Dollar Amount of
	Purchase		$539,514	$1,500,000	N/A		N/A
(12)	% of Offering
	Purchased by Fund	0.06%		0.18%		N/A		N/A
(13)	% of Offering
	Purchased by
	Associated Accounts	0.94%		0.65%		N/A		N/A
(14)	Sum of (12) and (13)	1.00%		0.83%		N/A		N/A
(15)	% of Fund Assets
	Applied to Purchase 	8.03%		1.20%		N/A		N/A
(16)	Name(s) of
	Underwriter(s) or
	Dealer(s) from
	whom Purchased		First Boston 	Lehman Brothers	N/A		N/A
				Brokerage
(17)	Is Portfolio Manager
	a Manager or Co-Manager
	in Offering?		Co-Manager	Manager		N/A		N/A


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/06

Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

 	In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under
"Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: December 14, 2006			Signed:	/s/: MADALINA DUTA
					Name:	Madalina Duta										Title:  Regulatory Reporting Manager


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/06

						Comparable
						Securities
				Securities
				Purchased	(1)		(2)		(3)
(1)	Name of Issuer          General  	ITC Holdings 	N/A		N/A
				Electric	Corp.
				Capital
				Corporation
(2)	Description of
	Security (name, 	GEF 5.41%	ITC 6.375% 	N/A		N/A
	coupon, maturity, 	October 26,	September 30,
	subordination 		2009	 	2036 144A
	, common stock, etc.)
(3)	Date of Purchase	10/23/06	10/04/06	N/A		N/A
(4)	Unit Price		$100		$99.91		N/A		N/A
(5)	Current Yield		5.360%		6.394%		N/A		N/A
(6)	Yield to Maturity	5.360%		6.399%		N/A		N/A
(7)	Principal Amount
	of Total Offering	$1,250,000.000	$254,770,500	N/A		N/A
(8)	Underwriting Spread	$0.15		$0.88		N/A		N/A


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/06

						Comparable
						Securities
				Securities
				Purchased	(1)		(2)		(3)
(9)	Names of Underwriters 	J.P. Morgan 	Citigroup, ABN 	N/A		N/A
				Securities 	AMRO
				Inc., Lehman 	Incorporated,
				Brothers	Wachovia
						Securities,
						BNP Paribas,
						JPMorgan
(10)	Years of Continuous
	Operation		3 years +	N/A		N/A		N/A
(11)	Dollar Amount of
	Purchase		$1,500,000	$539,514	N/A		N/A
(12)	% of Offering
	Purchased by Fund	0.18%		0.06%		N/A		N/A
(13)	% of Offering
	Purchased by
	Associated Accounts	0.65%		0.94%		N/A		N/A
(14)	Sum of (12) and (13)	0.83%		1.00%		N/A		N/A
(15)	% of Fund Assets
	Applied to
	Purchase		1.20%		8.03%		N/A		N/A
(16)	Name(s) of
	Underwriter(s) or
	Dealer(s) from whom
	Purchased		Lehman 		First Boston	N/A		N/A
				Brothers	Brokerage
(17)	Is Portfolio Manager
	a Manager or Co-Manager
	in Offering?		Manager		Co-Manager	N/A		N/A


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/06

Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

 	In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under
"Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: December 14, 2006		Signed:	/s/: MADALINA DUTA
				Name:	Madalina Duta										Title:  Regulatory Reporting Manager


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/06

						Comparable
						Securities
				Securities
				Purchased	(1)		(2)		(3)
(1)	Name of Issuer          Time Warner Inc.Time Warner Inc.N/A		N/A
(2)	Description of 		TWX FRN		TWX 5.875
	Security (name, 	November 13, 	November 15, 	N/A		N/A
	coupon, maturity, 	2009		2016
	subordination,
	common stock, etc.)
(3)	Date of Purchase	11/08/06	11/08/06	N/A		N/A
(4)	Unit Price		$100		$99.50		N/A		N/A
(5)	Current Yield		5.891%		5.891%		N/A		N/A
(6)	Yield to Maturity	5.891%		5.891%		N/A		N/A
(7)	Principal Amount of
	Total Offering		$2,000,000,000	$995,070,000	N/A		N/A
(8)	Underwriting Spread	$0.25		$0.45		N/A		N/A


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/06

						Comparable
						Securities
				Securities
				Purchased	(1)		(2)		(3)
(9)	Names of
	Underwriters 		Banc of 	Banc of		N/A		N/A
				America 	America
				Securities LLC, Securities LLC,
				Barclays 	Barclays
				Capital, 	Capital,
				BNP Paribas, 	BNP Paribas,
				RBS Greenwich 	RBS Greenwich
				Capital	 	Capital
(10)	Years of Continuous
	Operation		3 years +	N/A		N/A		N/A
(11)	Dollar Amount of
	Purchase		$2,800,000	$1,283,640	N/A		N/A
(12)	% of Offering
	Purchased by Fund	0.32%		0.15%		N/A		N/A
(13)	% of Offering
	Purchased by
	Associated Accounts	4.58%		2.47%		N/A		N/A
(14)	Sum of (12) and (13)	4.90%		2.62%		N/A		N/A
(15)	% of Fund Assets
	Applied to
	Purchase		2.22%		1.89%		N/A		N/A
(16)	Name(s) of
	Underwriter(s) or
	Dealer(s) from whom
	Purchased		BA Securities 	BA Securities	N/A		N/A
				Inc.	 	Inc.
(17)	Is Portfolio Manager
	a Manager or
	Co-Manager in Offering?	Co-Manager	Co-Manager	N/A		N/A


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/06

Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

 	In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under
"Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: January 24, 2007			Signed:	/s/: MADALINA DUTA
					Name:	Madalina Duta										Title:  Regulatory Reporting Manager



PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/06

						Comparable
						Securities
				Securities
				Purchased	(1)		(2)		(3)
(1)	Name of Issuer          Time Warner 	Time Warner	N/A		N/A
				Inc.	 	Inc.
(2)	Description of 		TWX 5.875	TWX FRN 	N/A		N/A
	Security (name,		November 15,	November 13,
	coupon, maturity, 	2016	 	2009
	subordination,
	,common stock, etc.)
(3)	Date of Purchase	11/08/06	11/08/06	N/A		N/A
(4)	Unit Price		$99.50		$100		N/A		N/A
(5)	Current Yield		5.891%		5.891%		N/A		N/A
(6)	Yield to Maturity	5.891%		5.891%		N/A		N/A
(7)	Principal Amount
	of Total Offering	$995,070,000	$2,000,000,000	N/A		N/A
(8)	Underwriting Spread	$0.45		$0.25		N/A		N/A



PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/06

						Comparable
						Securities
				Securities
				Purchased	(1)		(2)		(3)
(9)	Names of Underwriters 	Banc of America Banc of America	N/A		N/A
				Securities LLC, Securities LLC,
				Barclays 	Barclays
				Capital, 	Capital,
				BNP Paribas, 	BNP Paribas,
				RBS Greenwich 	RBS Greenwich
				Capital	 	Capital
(10)	Years of Continuous
	Operation		3 years +	N/A		N/A		N/A
(11)	Dollar Amount of
	Purchase		$1,283,640	$2,800,000	N/A		N/A
(12)	% of Offering
	Purchased by Fund	0.15%		0.32%		N/A		N/A
(13)	% of Offering
	Purchased by
	Associated Accounts	2.47%		4.58%		N/A		N/A
(14)	Sum of (12) and (13)	2.62%		4.90%		N/A		N/A
(15)	% of Fund Assets
	Applied to
	Purchase		1.89%		2.22%		N/A		N/A
(16)	Name(s) of
	Underwriter(s) or
	Dealer(s) from whom
	Purchased		BA Securities 	BA Securities	N/A		N/A
				Inc.		 Inc.
(17)	Is Portfolio Manager
	a Manager or Co-Manager
	in Offering?		Co-Manager	Co-Manager	N/A		N/A


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/06

Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

 	In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under
"Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: January 24, 2007			Signed:	/s/: MADALINA DUTA
					Name:	Madalina Duta										Title:  Regulatory Reporting Manager


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/06

						Comparable
						Securities
				Securities
				Purchased	(1)		(2)		(3)
(1)	Name of Issuer          Wells Fargo 	SunTrust	N/A		N/A
				Capital X	Preferred
						Capital I
(2)	Description of 		WFC 5.95% 	STI 5.853% 	N/A		N/A
	Security (name, 	December 15, 	December 15,
	coupon, maturity, 	2036	 	2011
	subordination,
	common stock,
	etc.)
(3)	Date of Purchase	11/27/06	10/18/06	N/A		N/A
(4)	Unit Price		$99.45		$100		N/A		N/A
(5)	Current Yield		6.034%		5.589%		N/A		N/A
(6)	Yield to Maturity	6.034%		5.589%		N/A		N/A
(7)	Principal Amount
	of Total Offering	$745,927,500	$500,000,000	N/A		N/A
(8)	Underwriting Spread	$1.00		$1.50		N/A		N/A



PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/06

						Comparable
						Securities
				Securities
				Purchased	(1)		(2)		(3)

(9)	Names of Underwriters 	JP Morgan,	Goldman, Sachs	N/A		N/A
				Goldman, 	& Co.,
				Sachs & Co.	SunTrust
						Robinson
						Humphrey
(10)	Years of Continuous
	Operation		3 years +	N/A		N/A		N/A
(11)	Dollar Amount of
	Purchase		$949,814	$375,000	N/A		N/A
(12)	% of Offering
	Purchased by
	Fund			0.10%		0.04%		N/A		N/A
(13)	% of Offering
	Purchased by
	Associated Accounts	2.24%		0.72%		N/A		N/A
(14)	Sum of (12) and (13)	2.34%		0.76%		N/A		N/A
(15)	% of Fund Assets
	Applied to
	Purchase		4.76%		1.75%		N/A		N/A
(16)	Name(s) of
	Underwriter(s) or
	Dealer(s) from
	whom Purchased		Goldman, 	Goldman,	N/A		N/A
				Sachs & Co.	Sachs & Co.
(17)	Is Portfolio Manager
	a Manager or Co-Manager
	in Offering?		Manager		Co-Manager	N/A		N/A



PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/06

Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

 	In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under
"Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: January 24, 2007			Signed:	/s/: MADALINA DUTA
					Name:	Madalina Duta										Title:  Regulatory Reporting Manager


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/06

						Comparable
				Securities	Securities
				Purchased	(1)		(2)		(3)
(1)	Name of Issuer          SunTrust 	Wells Fargo	N/A		N/A
				Preferred 	Capital X
				Capital I
(2)	Description of
	Security (name, 	STI 5.853% 	WFC 5.95%	N/A		N/A
	coupon, maturity,	December 15, 	December 15,
	subordination,		2011	 	2036
	common stock,
	etc.)
(3)	Date of Purchase	10/18/06	11/27/06	N/A		N/A
(4)	Unit Price		$100		$99.45		N/A		N/A
(5)	Current Yield		5.589%		6.034%		N/A		N/A
(6)	Yield to Maturity	5.589%		6.034%		N/A		N/A
(7)	Principal Amount
	of Total
	Offering		$500,000,000	$745,927,500	N/A		N/A
(8)	Underwriting Spread	$1.50		$1.00		N/A		N/A



PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/06

						Comparable
						Securities
				Securities
				Purchased	(1)		(2)		(3)
(9)	Names of Underwriters	Goldman, 	JPMorgan,
				Sachs & Co., 	Goldman, 	N/A		N/A
				SunTrust 	Sachs & Co.
				Robinson
				Humphrey
(10)	Years of Continuous
	Operation		3 years +	N/A		N/A		N/A
(11)	Dollar Amount of
	Purchase		$375,000	$949,814	N/A		N/A
(12)	% of Offering Purchased
	by Fund			0.04%		0.10%		N/A		N/A
(13)	% of Offering Purchased
	by Associated Accounts	0.72%		2.24%		N/A		N/A
(14)	Sum of (12) and (13)	0.76%		2.34%		N/A		N/A
(15)	% of Fund Assets
	Applied to
	Purchase		1.75%		4.76%		N/A		N/A
(16)	Name(s) of
	Underwriter(s) or
	Dealer(s) from
	whom Purchased		Goldman, 	Goldman,	N/A		N/A
				Sachs & Co.	Sachs & Co.
(17)	Is Portfolio Manager
	a Manager or Co-Manager
	in Offering?		Co-Manager	Manager		N/A		N/A


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/06

Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

 	In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under
"Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: December 14, 2006			Signed:	/s/: MADALINA DUTA
					Name:	Madalina Duta										Title:  Regulatory Reporting Manager



PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/06

						Comparable
				Securities	Securities
				Purchased	(1)		(2)		(3)
(1)	Name of Issuer          Vneshtorgbank 	Standard 	N/A		N/A
				Capital 	Charter PLC
				S.A.
(2)	Description of 		VTB FRN 	STANLN 6.409%	N/A		N/A
	Security (name, 	August 1,	January 30,
	coupon, maturity, 	2008		2017
	subordination, 		144A		144A
	common stock,
	etc.)
(3)	Date of Purchase	10/27/06	12/01/06	N/A		N/A
(4)	Unit Price		$100		$100		N/A		N/A
(5)	Current Yield		5.360%		6.582%		N/A		N/A
(6)	Yield to Maturity	5.360%		6.582%		N/A		N/A
(7)	Principal Amount of
	Total Offering		$1,750,000,000	$750,000,000	N/A		N/A
(8)	Underwriting Spread	$0.27		$0.75		N/A		N/A



PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/06

						Comparable
						Securities
				Securities
				Purchased	(1)		(2)		(3)
(9)	Names of Underwriters	Barclays 	JPMorgan,
				Capital, 	Merrill Lynch	N/A		N/A
				Deutsche Bank 	& Co.,Standard
				Securities 	Chartered Bank
				Inc., JPMorgan	(US)
(10)	Years of Continuous
	Operation	  	3 years +	N/A		N/A		N/A
(11)	Dollar Amount of
	Purchase		$2,600,000	$1,900,000	N/A		N/A
(12)	% of Offering
	Purchased by Fund	0.30%		0.19%		N/A		N/A
(13)	% of Offering
	Purchased by
	Associated Accounts	9.77%		3.99%		N/A		N/A
(14)	Sum of (12) and (13)	10.07%		4.18%		N/A		N/A
(15)	% of Fund Assets
	Applied to Purchase	4.29%		9.52%		N/A		N/A
(16)	Name(s) of
	Underwriter(s) or
	Dealer(s) from whom
	Purchased		Deutsche Bank	Merrill Lynch 	N/A		N/A
						& Co.
(17)	Is Portfolio Manager
	a Manager or Co-Manager
	in Offering?		Manager		Manager		N/A		N/A


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/06

Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

 	In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under
"Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: December 14, 2006			Signed:	/s/: MADALINA DUTA
					Name:	Madalina Duta										Title:  Regulatory Reporting Manager



PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/06

						Comparable
				Securities				Securities
				Purchased	(1)		(2)		(3)
(1)	Name of Issuer          Standard 	Vneshtorgbank	N/A		N/A
				Charter PLC	Capital
						S.A.
(2)	Description of 		STANLN 6.409%	VTB FRN 	N/A		N/A
	Security (name, 	January 30,	August 1,
	coupon, maturity,	2017	 	2008
	subordination, 		144A		144A
	common stock,
	etc.)
(3)	Date of Purchase	12/01/06	10/27/06	N/A		N/A
(4)	Unit Price		$100		$100		N/A		N/A
(5)	Current Yield		6.582%		5.360%		N/A		N/A
(6)	Yield to Maturity	6.582%		5.360%		N/A		N/A
(7)	Principal Amount of
	Total Offering		$750,000,000	$1,750,000,000	N/A		N/A
(8)	Underwriting Spread	$0.75		$0.27		N/A		N/A



PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/06

						Comparable
						Securities
				Securities
				Purchased	(1)		(2)		(3)
(9)	Names of Underwriters	JPMorgan,	Barclays 	N/A		N/A
				Merrill Lynch	Capital,
				& Co.,		Deutsche Bank
				Standard 	Securities Inc.
				Chartered 	JPMorgan
				Bank (US)
(10)	Years of Continuous
	Operation		3 years +	N/A		N/A		N/A
(11)	Dollar Amount of
	Purchase		$1,900,000	$2,600,000	N/A		N/A
(12)	% of Offering
	Purchased by
	Fund			0.19%		0.30%		N/A		N/A
(13)	% of Offering
	Purchased by
	Associated Accounts	3.99%		9.77%		N/A		N/A
(14)	Sum of (12) and (13)	4.18%		10.07%		N/A		N/A
(15)	% of Fund Assets
	Applied to Purchase	9.52%		4.29%		N/A		N/A
(16)	Name(s) of
	Underwriter(s) or
	Dealer(s) from whom
	Purchased		Merrill Lynch 	Deutsche Bank	N/A		N/A
				& Co.
(17)	Is Portfolio Manager
	a Manager or Co-Manager
	in Offering?		Manager		Manager		N/A		N/A


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/06

Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

 	In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under
"Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: January 24, 2007			Signed:	/s/: MADALINA DUTA
					Name:	Madalina Duta										Title:  Regulatory Reporting Manager



PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/06

						Comparable
				Securities				Securities
				Purchased	(1)		(2)		(3)
(1)	Name of Issuer          Goldman Sachs 	Residential	N/A		N/A
				Group 		Capital,
				Inc.		LLC
(2)	Description of
	Security (name, 	GS 5.95%	RESCAP FRN	N/A		N/A
	coupon, maturity, 	January 15,	June 9,
	subordination 		2027	 	2008
	,common stock, etc.)
(3)	Date of Purchase	11/02/06	12/04/06	N/A		N/A
(4)	Unit Price		$99.7		$100		N/A		N/A
(5)	Current Yield		5.909%		5.850 %		N/A		N/A
(6)	Yield to Maturity	5.909%		5.850%		N/A		N/A
(7)	Principal Amount of Total
	Offering		$997,460,000	$1,250,000,000	N/A		N/A
(8)	Underwriting Spread	$0.88		$0.35		N/A		N/A


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/06

						Comparable
						Securities
				Securities
				Purchased	(1)		(2)		(3)

(9)	Names of Underwriters	Goldman, 	Bear, Sterns	N/A		N/A
				Sachs & Co.	& Co.,
						BNP Paribas,
						Lehman Brothers Inc.
(10)	Years of Continuous
	Operation		3 years +	N/A		N/A		N/A
(11)	Dollar Amount of
	Purchase		$2,563,472	$1,575,000	N/A		N/A
(12)	% of Offering
	Purchased by Fund	0.29%		0.16%		N/A		N/A
(13)	% of Offering
	Purchased by
	Associated Accounts	6.11%		6.75%		N/A		N/A
(14)	Sum of (12) and (13)	6.40%		6.91%		N/A		N/A
(15)	% of Fund Assets
	Applied to
	Purchase		8.68%		3.10%		N/A		N/A
(16)	Name(s) of
	Underwriter(s) or
	Dealer(s) from
	whom Purchased	 	Goldman, 	Lehman  	N/A		N/A
				Sachs & Co.	Government
						Securities
(17)	Is Portfolio Manager
	a Manager or Co-Manager
	in Offering?		Manager		Co-Manager	N/A		N/A


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/06

Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

 	In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under
"Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: January 24, 2007			Signed:	/s/: MADALINA DUTA
					Name:	Madalina Duta										Title:  Regulatory Reporting Manager




PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/06

						Comparable
				Securities				Securities
				Purchased	(1)		(2)		(3)
(1)	Name of Issuer          Residential  	Goldman Sachs  	N/A		N/A
				Capital,	Group
				LLC		Inc.
(2)	Description of 		RESCAP FRN	GS 5.95%
	Security (name, 	June 9,		January 15,	N/A		N/A
	coupon, maturity, 	2008		 2027
	subordination,
	common stock, etc.)
(3)	Date of Purchase	12/04/06	11/02/06	N/A		N/A
(4)	Unit Price		$100		$99.74		N/A		N/A
(5)	Current Yield		5.850%		5.909%		N/A		N/A
(6)	Yield to Maturity	5.850%		5.909%		N/A		N/A
(7)	Principal Amount of
	Total Offering		$1,250,000,000	$997,460,000	N/A		N/A
(8)	Underwriting Spread	$0.35		$0.88		N/A		N/A


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/06

						Comparable
						Securities
				Securities
				Purchased	(1)		(2)		(3)
(9)	Names of Underwriters	Bear, Sterns 	Goldman, Sachs	N/A		N/A
				& Co.,	 	& Co.
				BNP Paribas,
				Lehman Brothers Inc.
(10)	Years of Continuous
	Operation		3 years +	N/A		N/A		N/A
(11)	Dollar Amount of
	Purchase		$1,575,000	$2,563,472	N/A		N/A
(12)	% of Offering
	Purchased by Fund	0.16%		0.29%		N/A		N/A
(13)	% of Offering
	Purchased by
	Associated Accounts	6.75%		6.11%		N/A		N/A
(14)	Sum of (12) and (13)	6.91%		6.40%		N/A		N/A
(15)	% of Fund Assets
	Applied
	to Purchase		3.10%		8.68%		N/A		N/A
(16)	Name(s) of
	Underwriter(s) or
	Dealer(s) from
	whom Purchased		Lehman 		Goldman, Sachs	N/A		N/A
				Government 	& Co.
				Securities
(17)	Is Portfolio Manager
	a Manager or Co-Manager
	in Offering?		Co-Manager	Manager		N/A		N/A



PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/06

Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

 	In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under
"Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: January 24, 2007			Signed:	/s/: MADALINA DUTA
					Name:	Madalina Duta										Title:  Regulatory Reporting Manager


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/06

						Comparable Securities								Securities
				Purchased	(1)		(2)		(3)

(1)	Name of Issuer         	HCA Inc.	HCA Inc.	N/A		N/A
(2)	Description of 		HCA 9.25%	HCA 6.50% 	N/A		N/A
	Security (name, 	November 15,	February 15,
	coupon, maturity, 	2016		2016
	subordination, 		144A
	common stock, etc.)
(3)	Date of Purchase	11/09/06	02/03/06	N/A		N/A
(4)	Unit Price		$100		$99.57		N/A		N/A
(5)	Current Yield		8.033%		7.536%		N/A		N/A
(6)	Yield to Maturity	8.033%		8.738%		N/A		N/A
(7)	Principal Amount of
	Total Offering		$3,200,000,000	$995,700,000	N/A		N/A
(8)	Underwriting Spread	$2.00		$1.13		N/A	N/A

PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/06


						Comparable Securities								Securities
				Purchased	(1)		(2)		(3)

(9)	Names of Underwriters	Citigroup, 	Banc of		N/A		N/A
				Banc of 	America
				America		Securities LLC,
				Securities LLC,	Citigroup,
				JPMorgan, 	Deutsche Bank
				Merrill Lynch 	Securities Inc.,
				& Co., 		JPMorgan,
				Deutsche Bank 	Merrill Lynch
				Securities, 	& Co.,
						Wachovia Securities
(10)	Years of Continuous
	Operation		3 years +	N/A		N/A		N/A
(11)	Dollar Amount of
	Purchase		$180,000	N/A		N/A		N/A
(12)	% of Offering
	Purchased by Fund	0.02%		N/A		N/A		N/A
(13)	% of Offering
	Purchased by Associated
	Accounts		9.40%		N/A		N/A		N/A
(14)	Sum of (12) and (13)	9.42%		N/A		N/A		N/A
(15)	% of Fund Assets
	Applied to Purchase	0.88%		N/A		N/A		N/A
(16)	Name(s) of
	Underwriter(s) or
	Dealer(s) from whom
	Purchased		Citigroup 	N/A		N/A		N/A
				Global Market
(17)	Is Portfolio Manager
	a Manager or Co-Manager
	in Offering?		Manager		Manager		N/A		N/A

PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/06

Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

 	In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under
"Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.


Date: January 24, 2007			Signed:	/s/: MADALINA DUTA
					Name:	Madalina Duta										Title:  Regulatory Reporting Manager



PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/06

						Comparable Securities								Securities
				Purchased	(1)		(2)		(3)
(1)	Name of Issuer     	The Home Depot, Interline 	N/A		N/A
				Inc.	 	Brand,Inc.
(2)	Description of 		HD 5.875% 	IBI 8.125%	N/A		N/A
	Security (name, 	December 16,	June 15,
	coupon, maturity, 	2036		2014
	subordination,
	common stock, etc.)
(3)	Date of Purchase	12/13/06	06/09/06	N/A		N/A
(4)	Unit Price		$98.60		$99.28		N/A		N/A
(5)	Current Yield		6.059%		7.813%		N/A		N/A
(6)	Yield to Maturity	6.059%		7.201%		N/A		N/A
(7)	Principal Amount of
	Total Offering		$2,958,000,000	$198,566,000	N/A		N/A
(8)	Underwriting Spread	$0.88		$2.09		N/A		N/A

PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/06

						Comparable Securities								Securities
				Purchased	(1)		(2)		(3)
(9)	Names of Underwriters	Lehman 		JPMorgan,	N/A		N/A
				Brothers, 	Lehman Brothers
				Merrill Lynch
				& Co.
(10)	Years of Continuous
	Operation		3 years +	N/A		N/A		N/A
(11)	Dollar Amount of
	Purchase		$1,296,590	N/A		N/A		N/A
(12)	% of Offering
	Purchased by Fund	0.13%		N/A		N/A		N/A
(13)	% of Offering
	Purchased by
	Associated Accounts	3.10%		N/A		N/A		N/A
(14)	Sum of (12) and (13)	3.23%		N/A		N/A		N/A
(15)	% of Fund Assets
	Applied to Purchase	1.72%		N/A		N/A		N/A
(16)	Name(s) of
	Underwriter(s) or
	Dealer(s) from whom
	Purchased		Lehman 		N/A		N/A		N/A
				Brothers Inc.
(17)	Is Portfolio Manager
	a Manager or Co-Manager
	in Offering?		Co-Manager	Manager		N/A		N/A

PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/06

Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

 	In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under
"Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.


Date: January 24, 2007			Signed:	/s/: MADALINA DUTA
					Name:	Madalina Duta										Title:  Regulatory Reporting Manager


PACIFIC SELECT FUND - Equity Index Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/06

						Comparable Securities								Securities
				Purchased	(1)		(2)		(3)
(1)	Name of Issuer     	Celgene
(2)	Description of 		Common Stock
	Security (name,
	coupon, maturity,
	subordination,
	common stock, etc.)
(3)	Date of Purchase	11/06/06
(4)	Unit Price		$51.60
(5)	Current Yield		N/A
(6)	Yield to Maturity	N/A
(7)	Principal Amount of
	Total Offering		$1,032,000,000
(8)	Underwriting Spread	$1.26

PACIFIC SELECT FUND - Equity Index Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/06

						Comparable Securities								Securities
				Purchased	(1)		(2)		(3)
(9)	Names of Underwriters	Bear, Stearns
				& Co. Inc.,
				Citigroup,
				Goldman, Sachs
				& Co., Morgan
				Stanley
(10)	Years of Continuous
	Operation		3 years +
(11)	Dollar Amount of
	Purchase		$3,096,000
(12)	% of Offering
	Purchased by Fund	0.3%
(13)	% of Offering
	Purchased by
	Associated Accounts	1.62%
(14)	Sum of (12) and (13)	1.65%
(15)	% of Fund Assets
	Applied to Purchase	0.13%
(16)	Name(s) of
	Underwriter(s) or
	Dealer(s) from whom
	Purchased		JP Morgan

(17)	Is Portfolio Manager
	a Manager or Co-Manager
	in Offering?		Co-Manager

PACIFIC SELECT FUND - Equity Index Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/06

Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

 	In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under
"Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.


Date: February 2, 2007			Signed:	/s/: Debbie Jelilian
					Name:	Debbie Jelilian										Title:  Director


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